PROSPECTUS | MARCH 1, 2002
                                             AS SUPPLEMENTED ON OCTOBER 18, 2002




                                                                          Strong
                                                                    Advisor Bond
                                                                            Fund

                                                                         CLASS K

                                                                [PICTURE OF MAN]
















                                                            STRONG [STRONG LOGO]

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

YOUR INVESTMENT

Key Information

What are the fund's objectives?                                                                                   1

What are the fund's principal investment strategies?                                                              1

What are the main risks of investing in the fund?                                                                 2

What are the fund's fees and expenses?                                                                            8

Who are the fund's investment advisor and portfolio managers?                                                     9

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

A Word About Credit Quality                                                                                      10

Financial Highlights                                                                                             12

YOUR ACCOUNT

Share Price                                                                                                      14

Qualified Investors                                                                                              15

Buying Shares                                                                                                    15

Selling Shares                                                                                                   16

Account Services                                                                                                 16

Additional Policies                                                                                              17

Distributions                                                                                                    18

Taxes                                                                                                            18

Reserved Rights                                                                                                  20

For More Information                                                                                     Back Cover

IN THIS PROSPECTUS, "WE" OR "US" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR THE STRONG ADVISOR FUNDS, OR STRONG INVESTOR SERVICES INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG ADVISOR FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S OBJECTIVES?

The STRONG ADVISOR BOND FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The ADVISOR BOND FUND invests, under normal conditions, at least 80% of its net assets in higher- and medium-quality corporate, mortgage- and asset-backed, U.S. government (and its agencies and instrumentalities), and foreign government bonds. The fund's duration will normally vary between three and six years. The fund may invest up to 20% of its net assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may also invest up to 20% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). These high-yield bonds may be either U.S. or foreign securities. To a limited extent, the fund may also invest in mortgage-backed and asset-backed securities. To select bonds for the portfolio, the managers engage in rigorous, security-by-security research as well as thorough analysis of general economic conditions. Generally, quantitative analysis (focused on such factors as duration, yield spreads, and yield curves) drives issue selection in the Treasury and mortgage marketplace and proactive credit research drives corporate issue selection.

((Side Box))
--------------------------------------------------------------------------------
DURATION is a general measure of risk that indicates the sensitivity of a bond portfolio to changes in interest rates. The higher the duration, the greater the potential share-price volatility of a fund.
--------------------------------------------------------------------------------

Although the fund invests primarily for income, it also employs techniques designed to realize capital appreciation. For example, the managers may select bonds with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for a credit upgrade. In addition, the fund may use derivatives to manage market or business risk or to enhance the yield of the fund.

The fund's managers may sell a holding if its value becomes unattractive (for example, when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive yields). Also, the managers may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the fund may not achieve its investment objectives. In addition, the fund may utilize an active trading approach.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

BOND RISKS: The major risks of the fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE TRADING RISK: The fund may utilize an active trading approach. This approach may increase the fund's costs and reduce the fund's performance.

DERIVATIVES RISK: Each fund may use derivatives, such as futures, options, and swap agreements, to manage market or business risk or to enhance the yield of the fund. Futures are agreements for the future purchase or sale of an underlying financial instrument at a specified price on a specified date. In writing put and call options, the fund receives fees for writing the option but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. To the extent required, the fund will cover the financial exposure created by writing put and call options either by using offsetting options or futures or designating liquid assets on its books and records. In purchasing options, the fund is exposed to loss of principal. In a swap agreement, two parties agree to exchange the returns earned or realized on a predetermined investment or instrument. Swap agreements may be considered illiquid. In addition, the fund bears the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the swap agreement counterparty. The market for swap agreements is largely unregulated. The use of derivatives may not always be a successful hedge and using them could lower a fund's return.

FOREIGN SECURITIES RISKS: The fund may invest up to 20% of its net assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign investments involve additional risks including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

HIGH-YIELD BOND RISKS: To a limited extent, the fund invests in lower-quality bonds, commonly known as high-yield bonds or junk bonds that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the fund's share price.

MANAGEMENT RISK: The fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK: The fund invests in mortgage-backed and asset-backed securities. These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.

NOT INSURED RISK: An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SECURITIES LENDING RISK: The fund may participate in a securities lending program, which allows it to lend its portfolio securities, up to 33 1/3% of the fund's net assets (including any cash collateral received to secure the loan), to certain large, creditworthy, institutional borrowers as a means of earning additional income. Securities lending presents three primary risks: borrower default risk (E.G., the borrower fails to return a loaned security and there is a shortfall on the posted collateral); cash collateral investment risk (E.G., principal loss arising from the lending agent's investment of cash collateral); and security recall/return risk (E.G., the fund is unable to recall a security in time to exercise valuable voting rights or sell the security).

The fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are four or more years in the future. The fund is not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
The fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Class K shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Class K shares, which are not subject to a sales charge or distribution fee, are available only to certain types of investors (see "Qualified Investors").

FUND PERFORMANCE
The following return information illustrates how the performance of the Class K shares of the fund can vary, which is one indication of the risks of investing in the fund. Please keep in mind that the past performance of the fund, before and after taxes, does not represent how the fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

The performance results for the fund's Class K shares, which were first offered on December 31, 2001, are based on the historical performance of the fund's former Institutional Class shares from inception to December 30, 2001, recalculated to reflect the higher expenses associated with the Class K shares. The Institutional Class shares are not offered by this prospectus. The returns for the Class K shares are substantially similar to those of the Institutional Class shares because each is invested in the same portfolio of securities and the only differences relate to the differences in the fees and expenses of each class of shares.

CALENDAR YEAR TOTAL RETURNS(1)

   ------------------------------

        Year       Advisor Bond
   ------------------------------
   ------------------------------
        1997             18.5%
   ------------------------------
   ------------------------------
        1998             10.5%
   ------------------------------
   ------------------------------
        1999              1.0%
   ------------------------------
   ------------------------------
        2000              8.8%
   ------------------------------
   ------------------------------
        2001              7.5%
   ------------------------------

BEST AND WORST QUARTERLY PERFORMANCE(1)
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------
Advisor Bond                          6.47% (1st Q 1997)                    -0.89% (2nd Q 1999)

(1) HISTORICAL RETURNS FOR THE CLASS K SHARES PROVIDED IN THIS PROSPECTUS MAY BE HIGHER OR LOWER THAN HISTORICAL RETURNS PROVIDED IN PREVIOUS PROSPECTUSES AND OTHER MATERIALS BECAUSE CURRENT SYSTEMS ARE ABLE TO MORE EFFECTIVELY REFLECT THE RECALCULATION PROCESS.


AVERAGE ANNUAL TOTAL RETURNS(1)
                                                               AS OF 12-31-01
------------------------------------------------------ ----------- ----------- ------------------------
 FUND/INDEX                                              1-YEAR      5-YEAR     SINCE FUND
                                                                                INCEPTION(2)
------------------------------------------------------ ----------- ----------- ------------------------
------------------------------------------------------ ----------- ----------- ------------------------
 ADVISOR BOND
------------------------------------------------------ ----------- ----------- ------------------------
------------------------------------------------------ ----------- ----------- ------------------------
    Return Before Taxes                                7.52%       9.14%       9.14%
------------------------------------------------------ ----------- ----------- ------------------------
------------------------------------------------------ ----------- ----------- ------------------------
    Return After Taxes on Distributions                4.11%       5.99%       5.99%
------------------------------------------------------ ----------- ----------- ------------------------
------------------------------------------------------ ----------- ----------- ------------------------
    Return After Taxes on Distributions and Sale of    4.55%       5.79%       5.79%
    Fund Shares
------------------------------------------------------ ----------- ----------- ------------------------
------------------------------------------------------ ----------- ----------- ------------------------
 Lehman Brothers U.S. Aggregate Bond Index (reflects   8.44%       7.43%       7.43%
 no deduction for fees, expenses, or taxes)(3)
------------------------------------------------------ ----------- ----------- ------------------------
------------------------------------------------------ ----------- ----------- ------------------------
 Lipper Intermediate Investment Grade Debt Funds       8.22%       6.82%       6.82%
 Index (reflects no deduction for fees, expenses, or
 taxes(4)
------------------------------------------------------ ----------- ----------- ------------------------

(1) HISTORICAL RETURNS FOR THE CLASS K SHARES PROVIDED IN THIS PROSPECTUS MAY BE HIGHER OR LOWER THAN HISTORICAL RETURNS PROVIDED IN PREVIOUS PROSPECTUSES AND OTHER MATERIALS BECAUSE CURRENT SYSTEMS ARE ABLE TO MORE EFFECTIVELY REFLECT THE RECALCULATION PROCESS.
(2)  THE ADVISOR BOND FUND COMMENCED OPERATIONS ON DECEMBER 31, 1996.
(3) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED INDEX COMPOSED OF SECURITIES FROM THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, MORTGAGE-BACKED SECURITIES INDEX, AND ASSET-BACKED SECURITIES INDEX.
(4) THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

For current yield information on these funds, call 1-800-368-3863.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Class K shares of the fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

The Annual Fund Operating Expense table shown below is based on estimated amounts incurred during the fund's fiscal period ending October 31, 2001. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

Management Fee (1)                                                   0.23%
Other Expenses (2)                                                   0.38%
Total Annual Fund Operating Expenses                                 0.61%

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE A DESIGNATED LEVEL.
(2) BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1 YEAR           3 YEARS         5 YEARS        10 YEARS
------------------ --------------- --------------- -------------
       $62              $195            $340           $762

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of December 31, 2001, of $46 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, the fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the fund.

                                                       CURRENT ANNUAL
AVERAGE DAILY NET ASSETS                             MANAGEMENT FEE RATE
--------------------------------------------- ----------------------------------
For assets under $4 billion                                 0.23%
For the next $2 billion in assets                           0.205%
For assets of $6 billion and above                          0.180%

The following individuals are the fund's portfolio managers.

ASHOK BHATIA co-manages the Fund. Mr. Bhatia joined Strong as a fixed income research analyst in July 1999 and is a Chartered Financial Analyst. He has co-managed the Fund since July 2002. From July 1993 to July 1995, Mr. Bhatia was an analyst at Morgan Stanley & Co., Inc. From August 1995 to August 1997, Mr. Bhatia was a fixed income investments group associate at LaSalle Advisors Limited. Mr. Bhatia received his bachelor's degree in economics from the University of Michigan in 1993 and his master's of business administration in finance and economics from the University of Chicago Graduate School of Business in 1999.

THOMAS M. PRICE co-manages the Fund. He is a Chartered Financial Analyst and has co-managed the Fund since July 2002. He joined Strong in April 1996 as a research analyst and became a fixed income Portfolio Co-Manager in May 1998. From July 1992 to April 1996, he was a high-yield bond analyst at Northwestern Mutual Life Insurance Company. From June 1989 to June 1991, he was a financial analyst at Houlihan, Lokey, Howard & Zukin. He received his bachelor's degree in finance from the University of Michigan in 1989 and his master's of management in finance from the Kellogg Graduate School of Management, Northwestern University in 1992.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

A WORD ABOUT CREDIT QUALITY

CREDIT  QUALITY  measures  the  issuer's  expected  ability to pay  interest and
principal   payments  on  time.   Credit   quality   can  be   "higher-quality,"
"medium-quality," "lower-quality," or "in default."

HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.

LOWER-QUALITY means bonds that are in the fifth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds." For example, bonds rated BB to C by S&P*.

*OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definitions and ratings groups for credit quality. Other rating organizations use similar definitions.

CREDIT                                                           S&P'S RATINGS
QUALITY        S&P'S DEFINITION                                  GROUP            RATING CATEGORY
-------------- ------------------------------------------------- ---------------- -------------------
-------------- ------------------------------------------------- ---------------- -------------------
Higher         Extremely strong capacity to meet financial       AAA              Highest
               commitment
               ------------------------------------------------- ---------------- -------------------
               ------------------------------------------------- ---------------- -------------------
               Very strong capacity to meet financial            AA               Second highest
               commitment
               ------------------------------------------------- ---------------- -------------------
               ------------------------------------------------- ---------------- -------------------
               Strong capacity to meet financial commitment      A                Third highest
-------------- ------------------------------------------------- ---------------- -------------------
-------------- ------------------------------------------------- ---------------- -------------------
Medium         Adverse conditions or changing circumstances      BBB              Fourth highest
               are more likely to lead to a weakened capacity
               to meet financial commitment
-------------- ------------------------------------------------- ---------------- -------------------
-------------- ------------------------------------------------- ---------------- -------------------
Lower          Uncertainties or adverse conditions could lead    BB               Fifth highest
               to an inadequate capacity to meet financial
               commitment
               ------------------------------------------------- ----------------
               ------------------------------------------------- ----------------
               Adverse conditions will likely impair capacity    B
               or willingness to meet financial commitment
               ------------------------------------------------- ----------------
               ------------------------------------------------- ----------------
               Adverse conditions will likely cause no           CCC
               capacity to meet financial commitment
               ------------------------------------------------- ----------------
               ------------------------------------------------- ----------------
               Currently highly vulnerable to nonpayment         CC or C
-------------- ------------------------------------------------- ---------------- -------------------

We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action, such as selling the bond.

Investments in lower-quality bonds will be more dependent on Strong's credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These risks include the possibility of default or bankruptcy by the issuer because the issuer's capacity to pay interest and repay principal is subject to more uncertainty and uncontrollable factors. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the ADVISOR BOND FUND'S Class Z shares for the periods shown. Certain information reflects financial results for a single Class Z share outstanding for the entire period. "Total Return" shows how much an investment in the Class Z shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The Class Z shares are not offered by this prospectus. The returns for the Class K shares are substantially similar to those of the Class Z shares because each is invested in the same portfolio of securities and the only differences relate to the differences in the fees and expenses of each class of shares. These have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.



STRONG ADVISOR BOND FUND -- CLASS Z
------------------------------------------------------------------------------------------------
                                                                Oct. 31,    Oct. 31,    Oct. 31,
SELECTED PER-SHARE DATA/(A)/                                      2001        2000      1999/(b)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.67      $10.69      $10.68
Income From Investment Operations:
  Net Investment Income                                            0.66        0.47        0.12
  Net Realized and Unrealized Gains on Investments                 0.49        0.28        0.01
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.15        0.75        0.13
Less Distributions:
  From Net Investment Income                                      (0.66)      (0.77)      (0.12)
  From Net Realized Gains                                         (0.11)         --          --
------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.77)      (0.77)      (0.12)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $11.05      $10.67      $10.69
================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
  Total Return                                                   +11.2%       +7.3%       +1.2%
  Net Assets, End of Period (In Millions)                           $82         $26          $0/(c)/
  Ratio of Expenses to Average Net Assets without Fees Paid
    Indirectly by Advisor and Earnings Credits                     0.8%        0.7%        0.6%*
  Ratio of Expenses to Average Net Assets                          0.8%        0.7%        0.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets      6.0%       (2.9%)       7.7%*
  Portfolio Turnover Rate/(d)/                                   496.9%      448.6%      250.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the fund or specific classes of the fund is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method used.

((Side Box))
--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing net assets attributable to the class of shares (the value of the investments, cash, and other assets attributable to the class of shares minus the fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
--------------------------------------------------------------------------------

FOREIGN SECURITIES
Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV.

QUALIFIED INVESTORS

Only the following types of investors may qualify to purchase Class K shares of the funds:

o Employer-sponsored retirement plans, and indirectly, their participants, for which Strong or the fund's distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;

o Any accounts in a fee-based advisory program managed by Strong including, but not limited, to the Strong Advisor and the Strong Private Client Programs; and

o    Any Strong fund of funds structure such as Strong Life Stage Series, Inc.

BUYING SHARES

BUYING INSTRUCTIONS

You may buy shares only through your retirement plan sponsor. Please refer to your plan documents for information on how to invest in each fund.

EXCHANGE OPTION
You may exchange your shares of the fund for shares of another Fund offered by the retirement plan. You may make an exchange by calling Strong Retirement Plan Services at 1-888-405-4015 or by accessing your account on our web site at WWW.STRONG.COM. See the "Account Services" section for more information. Please obtain and read the appropriate prospectus before investing in any of the Funds. Remember, an exchange of shares of one fund for those of another fund, is considered a sale and a purchase of fund shares for several purposes, including tax purposes, and may result in a capital gain or loss. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

SELLING SHARES

You may sell (also called redeem) some or all of your shares in your retirement plan account.

SELLING INSTRUCTIONS
You may sell shares only through your retirement plan at 1-888-405-4015 or by accessing your account on our web site at WWW.STRONG.COM. See the "Account Services" section for more information.

ACCOUNT SERVICES

STRONG DIRECT (R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access account information, by calling 1-888-405-4015. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's account information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

ONLINE ACCOUNT ACCESS AT STRONG.COM
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Online account access allows you to view account history, account balances, and recent dividend activity. You may also update your mailing address. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use online account access at WWW.STRONG.COM.

ADDITIONAL POLICIES

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.

TELEPHONE TRANSACTIONS
We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, the fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable.

TAXES

The following tax information may be applicable depending on the features of your qualified plan. For further information, please contact your tax advisor. Generally, for investments in a qualified plan, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the fund's active trading approach may increase the amount of capital gains tax that you have to pay on the fund's returns.

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.

BACKUP WITHHOLDING
By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

((Side Box))
-------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as a 401(k), YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

o Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts, if any.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements, if any. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                              BY OVERNIGHT DELIVERY
1-888-405-4015                            Strong Retirement Plan Services
                                          100 Heritage Reserve
BY MAIL                                   Menomonee Falls, WI 53051
Strong  Retirement Plan Services
P.O. Box 2936
Milwaukee, WI 53201-2936                  ON THE INTERNET
Milwaukee, WI 53201-2936                  View online or download documents:
                                          Strong Funds:  WWW.STRONG.COM
                                          SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong Advisor Bond Fund, a series of Strong Income Funds II, Inc., SEC file number: 811-7335